UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2015

Commission File Number of issuing entity: 333-197074-03 GE EQUIPMENT TRANSPORTATION LLC, SERIES 2015-1 (Exact name of issuing entity)

Commission File Number of the issuing entity with respect to the SUBI certificate: 333-197074-01

GE TF TRUST

(Exact name of issuing entity with respect to SUBI certificate)

Commission File Number of depositor: 333-197074

CEF EQUIPMENT HOLDING, L.L.C.

(Exact name of depositor as specified in its charter)

GENERAL ELECTRIC CAPITAL CORPORATION

(Exact name of sponsor as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation) 10 Riverview Drive, Danbury, Connecticut (Address of principal executive offices)	20-5439580 (I.R.S. Employer Identification No.) 06810 (Zip Code)

(203) 749-2101 (Registrant’s telephone number, including area code) (Former name, former address, if changed since last report)

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Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following are filed as Exhibits to this Report:

5.1	Opinion of Mayer Brown LLP with respect to legality of the asset-backed notes.

5.2	Opinion of Mayer Brown LLP with respect to legality of the Series 2015-1 SUBI Certificate.

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters concerning the asset-backed notes and the Series 2015-1 SUBI Certificate.

23.1	Consent of Mayer Brown LLP (included in opinions filed as Exhibits 5.1 and 5.2).

23.2	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEF Equipment Holding, L.L.C.

By: _/s/ Charles E. Rhodes
Name: Charles E. Rhodes
Title: Vice President and Secretary

Dated: February 24, 2015

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EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mayer Brown LLP with respect to legality of the asset-backed notes.

5.2	Opinion of Mayer Brown LLP with respect to legality of the Series 2015-1 SUBI Certificate.

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters concerning the asset-backed notes and the Series 2015-1 SUBI Certificate.

23.1	Consent of Mayer Brown LLP (included in opinion filed as Exhibits 5.1 and 5.2).

23.2	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).

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